UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: May 9, 2019
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Times Square, New York, New York 10036 (Address of Principal Executive Offices and Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, including Area Code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ETFC	The NASDAQ Stock Market LLC NASDAQ Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of E*TRADE Financial Corporation (the “Company”) held on May 9, 2019, stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on March 26, 2019.

The vote results detailed below represent the final results as certified by the Inspector of Election:

Proposal 1

Election of 12 nominees to serve on the Company’s Board of Directors for a term that will end at the Company’s 2020 Annual Meeting of Stockholders:

Director	For	Against	Abstain	Broker Non-Vote
Richard J. Carbone	193,111,747	122,343	164,191	17,992,099
Robert J. Chersi	193,037,704	200,418	160,159	17,992,099
Jaime W. Ellertson	190,172,245	3,066,213	159,823	17,992,099
James P. Healy	193,074,103	162,381	161,797	17,992,099
Kevin T. Kabat	192,810,843	428,806	158,632	17,992,099
James Lam	192,955,927	282,736	159,618	17,992,099
Rodger A. Lawson	191,706,131	1,529,364	162,786	17,992,099
Shelley B. Leibowitz	193,089,677	148,507	160,097	17,992,099
Karl A. Roessner	193,087,508	147,745	163,028	17,992,099
Rebecca Saeger	191,594,946	1,646,158	157,177	17,992,099
Donna L. Weaver	188,330,891	4,904,576	162,814	17,992,099
Joshua A. Weinreich	192,810,806	409,696	177,779	17,992,099

Proposal 2

Approval, by a non-binding advisory vote, of the compensation of the Company’s Named Executive Officers (the “Say-on-Pay Vote”):

For	Against	Abstain	Broker Non-Vote
182,630,386	10,672,351	95,544	17,992,099
Proposal 3

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstain
204,909,785	6,375,502	105,093

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: May 9, 2019	By:	/s/	Lori S. Sher
Lori S. Sher
Corporate Secretary